Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), the undersigned, Dan O'Meara, Chief Executive Officer and Chief Financial Officer of Email Real Estate.com, Inc., (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report Form 10KSB for the year ended February 29, 2004 of the Company (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1034, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       May 28, 2004

By /s/Dan O'Meara
   ----------------------
Dan O'Meara
Chief Executive Officer
Chief Financial Officer